Summary of Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2018
Accounting Policies [Abstract]
Inventory	We use the last-in, first-out (LIFO) method for the majority of our inventories located in the continental U.S. Other inventories are valued by the first-in, first-out (FIFO) method. FIFO cost approximates current replacement cost.
Investment
We consider all highly liquid investments with a maturity of three months or less from the date of purchase to be cash equivalents. The cost of these investments approximates fair value.
Our equity investments are accounted for using three different methods depending on the type of equity investment:

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Investments in companies over which we have significant influence but not a controlling interest are accounted for using the equity method, with our share of earnings or losses reported in other-net, (income) expense.

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For equity investments that do not have readily determinable fair values, we measure these investments at cost, less any impairment, plus or minus changes resulting from observable price changes in orderly transactions for the identical or similar investment of the same issuer. Any change in recorded value is recorded in other-net, (income) expense.

•	Our public equity investments are measured and carried at fair value. Any change in fair value is recognized in other-net, (income) expense.
We review equity investments other than public equity investments for indications of impairment on a regular basis.

Derivatives
In the normal course of business, our operations are exposed to fluctuations in interest rates which can vary the costs of financing, investing, and operating. We seek to address a portion of these risks through a controlled program of risk management that includes the use of derivative financial instruments. The objective of controlling these risks is to limit the impact of fluctuations in interest rates on earnings. Our primary interest-rate risk exposure results from changes in short-term U.S. dollar interest rates. In an effort to manage interest-rate exposures, we strive to achieve an acceptable balance between fixed- and floating-rate debt and investment positions and may enter into interest rate swaps or collars to help maintain that balance.
Interest rate swaps or collars that convert our fixed-rate debt to a floating rate are designated as fair value hedges of the underlying instruments. Interest rate swaps or collars that convert floating-rate debt to a fixed rate are designated as cash flow hedges. Interest expense on the debt is adjusted to include the payments made or received under the swap agreements. Cash proceeds from or payments to counterparties resulting from the termination of interest rate swaps are classified as operating activities in our consolidated statements of cash flows.
We may enter into forward contracts and designate them as cash flow hedges to limit the potential volatility of earnings and cash flow associated with forecasted sales of available-for-sale securities.
We also may enter into forward-starting interest rate swaps, which we designate as cash flow hedges, as part of any anticipated future debt issuances in order to reduce the risk of cash flow volatility from future changes in interest rates. Upon completion of a debt issuance and termination of the swap, the change in fair value of these instruments is recorded as part of other comprehensive income (loss) and is amortized to interest expense over the life of the underlying debt.
Our derivative activities are initiated within the guidelines of documented corporate risk-management policies and are intended to offset losses and gains on the assets, liabilities, and transactions being hedged. Management reviews the correlation and effectiveness of our derivatives on a quarterly basis.
For derivative instruments that are designated and qualify as fair value hedges, the derivative instrument is marked to market with gains and losses recognized currently in income to offset the respective losses and gains recognized on the underlying exposure. For derivative instruments that are designated and qualify as cash flow hedges, gains and losses are reported as a component of accumulated other comprehensive loss and reclassified into earnings in the same period the hedged transaction affects earnings. For derivative and non-derivative instruments that are designated and qualify as net investment hedges, the foreign currency translation gains or losses due to spot rate fluctuations are reported as a component of accumulated other comprehensive loss. Derivative contracts that are not designated as hedging instruments are recorded at fair value with the gain or loss recognized in earnings during the period of change.
We may enter into foreign currency forward or option contracts to reduce the effect of fluctuating currency exchange rates (principally the euro, British pound, and the Japanese yen). Foreign currency derivatives used for hedging are put in place using the same or like currencies and duration as the underlying exposures. Forward and option contracts are principally used to manage exposures arising from subsidiary trade and loan payables and receivables denominated in foreign currencies. These contracts are recorded at fair value with the gain or loss recognized in other–net, (income) expense. We may enter into foreign currency forward and option contracts and currency swaps as fair value hedges of firm commitments.
Goodwill and Intangible Assets	For transactions other than a business combination, we capitalize milestone payments incurred at or after the product has obtained regulatory approval for marketing.
Goodwill results from excess consideration in a business combination over the fair value of identifiable net assets acquired. Goodwill is not amortized but is reviewed for impairment at least annually and when impairment indicators are present. When required, a comparison of the fair value of the reporting unit to its carrying amount including goodwill is used to determine the amount of any impairment.
The costs of acquired IPR&D projects acquired directly in a transaction other than a business combination are capitalized if the projects have an alternative future use; otherwise, they are expensed immediately. The fair values of acquired IPR&D projects acquired in business combinations, if any, are capitalized as other intangible assets. As of December 31, 2018 and 2017, we had no acquired IPR&D indefinite-lived intangible assets.
Several methods may be used to determine the estimated fair value of other intangibles acquired in a business combination. We utilize the “income method,” which is a Level 3 fair value measurement and applies a probability weighting that considers the risk of development and commercialization to the estimated future net cash flows that are derived from projected revenues and estimated costs. These projections are based on factors such as relevant market size, patent protection, historical pricing of similar products, and expected industry trends. The estimated future net cash flows are then discounted to the present value using an appropriate discount rate. This analysis is performed for each asset independently. The acquired IPR&D assets are treated as indefinite-lived intangible assets until completion or abandonment of the projects, at which time the assets are tested for impairment and amortized over the remaining useful life or written off, as appropriate.
Other indefinite-lived intangible assets are reviewed for impairment at least annually and when impairment indicators are present. Finite-lived intangible assets are reviewed for impairment when an indicator of impairment is present. When required, a comparison of fair value to the carrying amount of assets is performed to determine the amount of any impairment. When determining the fair value of indefinite-lived acquired IPR&D as well as the fair value of finite-lived intangible assets for impairment testing purposes, we utilize the "income method" discussed above.
Property, Plant and Equipment
Property and equipment is stated on the basis of cost. Provisions for depreciation of buildings and equipment are computed generally by the straight-line method at rates based on their estimated useful lives (12 to 50 years for buildings and three to 25 years for equipment). We review the carrying value of long-lived assets for potential impairment on a periodic basis and whenever events or changes in circumstances indicate the carrying value of an asset may not be recoverable. Impairment is determined by comparing projected undiscounted cash flows to be generated by the asset to its carrying value. If an impairment is identified, a loss is recorded equal to the excess of the asset’s net book value over its fair value, and the cost basis is adjusted.

Commitments and Contingencies
Litigation accruals, environmental liabilities, and the related estimated insurance recoverables are reflected on a gross basis as liabilities and assets, respectively, on our consolidated balance sheets. With respect to the product liability claims currently asserted against us, we have accrued for our estimated exposures to the extent they are both probable and reasonably estimable based on the information available to us. We accrue for certain product liability claims incurred but not filed to the extent we can formulate a reasonable estimate of their costs. We estimate these expenses based primarily on historical claims experience and data regarding product usage. Legal defense costs expected to be incurred in connection with significant product liability loss contingencies are accrued when both probable and reasonably estimable.

Revenue Recognition
Adoption of Revenue Accounting Standard
Effective January 1, 2018, we adopted Accounting Standards Update 2014-09, Revenue from Contracts with Customers and other related updates (see Note 2 for additional discussion). The new standard has been applied to contracts for which performance was not substantially complete as of the date of adoption. For those contracts that were modified prior to the date of adoption, we reflected the aggregate effect of those modifications when determining the appropriate accounting under the new standard. We don’t believe the effect of applying this practical expedient resulted in material differences. Revenue presented for periods prior to 2018 was accounted for under previous standards and has not been adjusted. Revenue and net income for 2018 do not differ materially from amounts that would have resulted from application of the previous standards.
The following table summarizes our revenue recognized in our consolidated statements of operations:

	2018	2017	2016
Net product revenue	$19,866.4	$18,776.5	$17,480.0
Collaboration and other revenue(1)	1,626.9	1,197.3	832.8
Revenue	$21,493.3	$19,973.8	$18,312.8
(1) Collaboration and other revenue associated with prior year transfers of intellectual property was $303.2 million, $144.9 million, and $145.3 million during the years ended 2018, 2017, and 2016, respectively.
We recognize revenue primarily from two different types of contracts, product sales to customers (net product revenue) and collaborations and other arrangements. Revenue recognized from collaborations and other arrangements will include our share of profits from the collaboration, as well as royalties, upfront and milestone payments we receive under these types of contracts. See Note 4 for additional information related to our collaborations and other arrangements. Collaboration and other revenue disclosed above includes the revenue from the Trajenta® and Jardiance® families of products resulting from our collaboration with
Boehringer Ingelheim discussed in Note 4. Substantially all of the remainder of collaboration and other revenue is related to contracts accounted for as contracts with customers.
Net Product Revenue
Revenue from sales of products is recognized at the point where the customer obtains control of the goods and we satisfy our performance obligation, which generally is at the time we ship the product to the customer. Payment terms differ by jurisdiction and customer, but payment terms in most of our major jurisdictions typically range from 30 to 70 days from date of shipment. Revenue for our product sales has not been adjusted for the effects of a financing component as we expect, at contract inception, that the period between when we transfer control of the product and when we receive payment will be one year or less. Any exceptions are either not material or we collect interest for payments made after the due date. Provisions for rebates and discounts, and returns are established in the same period the related sales are recognized. We generally ship product shortly after orders are received; therefore, we generally only have a few days of orders received but not yet shipped at the end of any reporting period. Shipping and handling activities are considered to be fulfillment activities and are not considered to be a separate performance obligation. We exclude from the measurement of the transaction price all taxes assessed by a governmental authority that are imposed on our sales of product and collected from a customer.
Significant judgments must be made in determining the transaction price for our sales of products related to anticipated rebates and discounts and returns. The following describe the most significant of these judgments:
Sales Rebates and Discounts - Background and Uncertainties

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Most of our products are sold to wholesalers that serve pharmacies, physicians and other health care professionals, and hospitals. We initially invoice our customers at contractual list prices. Contracts with direct and indirect customers may provide for various rebates and discounts that may differ in each contract. As a consequence, to determine the appropriate transaction price for our product sales at the time we recognize a sale to a direct customer, we must estimate any rebates or discounts that ultimately will be due to the direct customer and other customers in the distribution chain under the terms of our contracts. Significant judgments are required in making these estimates.

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The rebate and discount amounts are recorded as a deduction to arrive at our net product revenue. Sales rebates and discounts that require the use of judgment in the establishment of the accrual include managed care, Medicare, Medicaid, chargebacks, long-term care, hospital, patient assistance programs, and various other programs. We estimate these accruals using an expected value approach.

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The largest of our sales rebate and discount amounts are rebates associated with sales covered by managed care, Medicare, Medicaid, and chargeback contracts in the United States (U.S.) In determining the appropriate accrual amount, we consider our historical rebate payments for these programs by product as a percentage of our historical sales as well as any significant changes in sales trends (e.g., patent expiries and product launches), an evaluation of the current contracts for these programs, the percentage of our products that are sold via these programs, and our product pricing. Although we accrue a liability for rebates related to these programs at the time we record the sale, the rebate related to that sale is typically paid up to six months later. Because of this time lag, in any particular period our rebate adjustments may incorporate revisions of accruals for several periods.

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Most of our rebates outside the U.S. are contractual or legislatively mandated and are estimated and recognized in the same period as the related sales. In some large European countries, government rebates are based on the anticipated budget for pharmaceutical payments in the country. An estimate of these rebates, updated as governmental authorities revise budgeted deficits, is recognized in the same period as the related sale.

Sales Returns - Background and Uncertainties

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When product sales occur, to determine the appropriate transaction price for our sales, we estimate a reserve for future product returns related to those sales using an expected value approach. This estimate is based on several factors, including: historical return rates, expiration date by product (on average, approximately 24 months after the initial sale of a product to our customer), and estimated levels of inventory in the wholesale and retail channels, as well as any other specifically-identified anticipated returns due to known factors such as the loss of patent exclusivity, product recalls and discontinuances, or a changing competitive environment. We maintain a returns policy that allows U.S. customers to return product for dating issues within a specified period prior to and subsequent to the product's expiration date. Following the loss of exclusivity for a patent-dependent product, we expect to experience an elevated level of product returns as product inventory remaining in the wholesale and retail channels expires. Adjustments to the returns reserve have been and may in the future be required based on revised estimates to our assumptions. We record the return amounts as a deduction to arrive at our net product revenue. Once the product is returned, it is destroyed; we do not record a right of return asset. Our returns policies outside the U.S. are generally more restrictive than in the U.S. as returns are not allowed for reasons other than failure to meet product specifications in many countries. Our reserve for future product returns for product sales outside the U.S. is not material.

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As a part of our process to estimate a reserve for product returns, we regularly review the supply levels of our significant products sold to major wholesalers in the U.S. and in major markets outside the U.S., primarily by reviewing periodic inventory reports supplied by our major wholesalers and available prescription volume information for our products, or alternative approaches. We attempt to maintain U.S. wholesaler inventory levels at an average of approximately one month or less on a consistent basis across our product portfolio. Causes of unusual wholesaler buying patterns include actual or anticipated product-supply issues, weather patterns, anticipated changes in the transportation network, redundant holiday stocking, and changes in wholesaler business operations. In the U.S., the current structure of our arrangements provides us with data on inventory levels at our wholesalers; however, our data on inventory levels in the retail channel is more limited. Wholesaler stocking and destocking activity historically has not caused any material changes in the rate of actual product returns.

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Actual product returns have been less than 2 percent of our net revenue over each of the past three years and have not fluctuated significantly as a percentage of revenue, although fluctuations are more likely in periods following loss of patent exclusivity for major products in the U.S. market.

Adjustments to Revenue
Adjustments to revenue recognized as a result of changes in estimates for the judgments described above during 2018 for product shipped in previous years were approximately 1 percent of revenue.
Disaggregation of Revenue
Our disaggregated revenue is disclosed in Note 18.
Collaborations and Other Arrangements
We recognize several types of revenue from our collaborations and other arrangements, which we discuss in general terms immediately below and more specifically in Note 4 for each of our material collaborations and other arrangements. Our collaborations and other arrangements are not contracts with customers but are evaluated to determine whether any aspects of the arrangements are contracts with customers.

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Revenue related to products we sell pursuant to these arrangements is included in net product revenue, while other sources of revenue (e.g., royalties and profit sharing from our partner) are included in collaboration and other revenue.

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Initial fees and developmental milestones we receive in collaborative and other similar arrangements from the partnering of our compounds under development are generally deferred and amortized into income through the expected product approval date.

•	Profit-sharing due from our collaboration partners, which is based upon gross margins reported to us by our partners, is recognized as collaboration and other revenue as earned.

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Royalty revenue from licensees, which is based on sales to third-parties of licensed products and technology, is recorded when the third-party sale occurs and the performance obligation to which some or all of the royalty has been allocated has been satisfied (or partially satisfied). This royalty revenue is included in collaboration and other revenue.

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For arrangements involving multiple goods or services (e.g., research and development, marketing and selling, manufacturing, and distribution), each required good or service is evaluated to determine whether it is distinct. If a good or service does not qualify as distinct, it is combined with the other non-distinct goods or services within the arrangement and these combined goods or services are treated as a single performance obligation for accounting purposes. The arrangement's transaction price is then allocated to each performance obligation based on the relative standalone selling price of each performance obligation. For arrangements that involve variable consideration where we have sold intellectual property, we recognize revenue based on estimates of the amount of consideration we believe we will be entitled to receive from the other party, subject to a constraint. These estimates are adjusted to reflect the actual amounts to be collected when those facts and circumstances become known.

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Significant judgments must be made in determining the transaction price for our sales of intellectual property. Because of the risk that products in development will not receive regulatory approval, we generally do not recognize any contingent payments that would be due to us upon or after regulatory approval.

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We have entered into arrangements whereby we transferred rights to products and committed to supply for a period of time. For those arrangements for which we concluded that the obligations were not distinct, any amounts received upfront are being amortized to revenue as net product revenue over the period of the supply arrangement as the performance obligation is satisfied.

Contract Liabilities
Our contract liabilities result from arrangements where we have received payment in advance of performance under the contract and do not include sales rebates, discounts, and returns. Changes in contract liabilities are generally due to either receipt of additional advance payments or our performance under the contract.
We have the following amounts recorded for contract liabilities:

	2018	2017
Contract liabilities	$294.9	$330.9

The contract liabilities amount disclosed above as of December 31, 2018 and 2017, are primarily related to:

•	The remaining license period of symbolic intellectual property, and

•	Obligations to supply product for a defined period of time.
Revenue recognized from contract liabilities as of January 1, 2018, during the year ended December 31, 2018 was not material. Revenue expected to be recognized in the future from contract liabilities as the related performance obligations are satisfied is not expected to be material in any one year.

Research and Development Expense
Research and development expenses and acquired in-process research and development
Research and development expenses include the following:

•	Research and development costs, which are expensed as incurred.

•	Milestone payment obligations incurred prior to regulatory approval of the product, which are accrued when the event requiring payment of the milestone occurs.
Acquired in-process research and development (IPR&D) expense includes the initial costs of IPR&D projects, acquired directly in a transaction other than a business combination, that do not have an alternative future use.

Income Tax
Deferred taxes are recognized for the future tax effects of temporary differences between financial and income tax reporting based on enacted tax laws and rates.
We recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the financial statements from such a position are measured based on the largest benefit that has a greater than 50 percent likelihood of being realized upon ultimate resolution.

Earnings Per Share
Earnings per share
We calculate basic earnings per share (EPS) based on the weighted-average number of common shares outstanding and incremental shares from potential participating securities. We calculate diluted EPS based on the weighted-average number of common shares outstanding, including incremental shares from our stock-based compensation programs.

Share-based Compensation, Option and Incentive Plans	We recognize the fair value of stock-based compensation as expense over the requisite service period of the individual grantees, which generally equals the vesting period. We provide newly issued shares of our common stock and treasury stock to satisfy the issuance of PA, SVA, and RSU shares.
Foreign Currency Translation
Foreign Currency Translation
Operations in our subsidiaries outside the U.S. are recorded in the functional currency of each subsidiary which is determined by a review of the environment where each subsidiary primarily generates and expends cash. The results of operations for our subsidiaries outside the U.S. are translated from functional currencies into U.S. dollars using the weighted average currency rate for the period. Assets and liabilities are translated using the period end exchange rates. The U.S. dollar effects that arise from translating the net assets of these subsidiaries are recorded in other comprehensive income (loss).

New Accounting Pronouncements, Policy
The following table provides a brief description of accounting standards that were effective January 1, 2018 and were adopted on that date:

Standard	Description	Effect on the financial statements or other significant matters
Accounting Standards Update 2014-09 and various other related updates, Revenue from Contracts with Customers
This standard replaced existing revenue recognition standards and requires entities to recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. An entity can apply the new revenue standard retrospectively to each prior reporting period presented or with the cumulative effect of initially applying the standard recognized at the date of initial application in retained earnings. We applied the latter approach.

Application of the new standard to applicable contracts resulted in an increase of approximately $5 million to retained earnings as of January 1, 2018. Disclosures required by the new standard are included in Note 1, Note 4, and Note 18.

Accounting Standards Update 2016-01, Financial Instruments - Overall: Recognition and Measurement of Financial Assets and Financial Liabilities
This standard requires entities to recognize changes in the fair value of equity investments with readily determinable fair values in net income (except for investments accounted for under the equity method of accounting or those that result in consolidation of the investee). An entity should apply the new standard through a cumulative effect adjustment to retained earnings as of the beginning of the fiscal year of adoption.

Upon adoption, we reclassified from accumulated other comprehensive loss the after-tax amount of net unrealized gains resulting in an increase to retained earnings of approximately $105 million. Adoption of this standard did not result in a material change in net income in 2018.

Accounting Standards Update 2016-16, Income Taxes: Intra-Entity Transfers of Assets Other Than Inventory
This standard requires entities to recognize the income tax consequences of intra-entity transfers of assets other than inventory at the time of transfer. This standard requires a modified retrospective approach to adoption.

Upon adoption, the cumulative effect of applying the standard resulted in an increase of approximately $700 million to retained earnings, $2.5 billion to deferred tax assets, and $1.8 billion to deferred tax liabilities. Adoption of this standard did not result in a material change in net income in 2018.

Accounting Standards Update 2017-07, Compensation-Retirement Benefits: Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost
This standard was issued to improve the transparency and comparability among organizations by requiring entities to separate their net periodic pension cost and net periodic postretirement benefit cost into a service cost component and other components. Previously, the costs of the other components along with the service cost component were classified based upon the function of the employee. This standard requires entities to classify the service cost component in the same financial statement line item or items as other compensation costs arising from services rendered by pertinent employees. The other components of net benefit cost are now presented separately from the line items that include the service cost component. When applicable, the service cost component is now the only component eligible for capitalization. An entity should apply the new standard retrospectively for the classification of the service cost and other components and prospectively for the capitalization of the service cost component.

Upon adoption of this standard, pension and postretirement benefit cost components other than service costs are presented in other–net, (income) expense. The application of the new standard resulted in reclassification to other income of $249.0 million for the year ended December 31, 2017, while increasing cost of sales by $80.8 million, research and development expenses by $75.8 million, and marketing, selling, and administrative expenses by $92.4 million for the same period. The application of the new standard resulted in reclassification to other income of $197.1 million for the year ended December 31, 2016, while increasing cost of sales by $54.2 million, research and development expenses by $66.4 million, and marketing, selling, and administrative expenses by $76.5 million for the same period. We do not expect application of the new standard to have a material impact on an ongoing basis.

We elected to early adopt Accounting Standards Update 2018-02, Income Statement-Reporting Comprehensive Income: Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income as of December 31, 2017, which allowed a reclassification from accumulated other comprehensive loss to retained earnings for stranded tax effects resulting from the Tax Cuts and Jobs Act (2017 Tax Act - see Note 13). This standard allowed us to reclassify the effect of remeasuring deferred tax liabilities and assets related to items within accumulated other comprehensive loss using the then newly enacted 21 percent federal corporate income tax rate. The provisional effect of this early adoption was a reclassification from accumulated other comprehensive loss, which resulted in an increase to retained earnings of $643.6 million as of December 31, 2017.
The following table provides a brief description of the accounting standard that had not yet been adopted as of December 31, 2018:

Standard	Description	Effective Date	Effect on the financial statements or other significant matters
Accounting Standards Update 2016-02, Leases
This standard was issued to increase transparency and comparability among organizations by recognizing lease assets and lease liabilities, including leases classified as operating leases under current GAAP, on the balance sheet and requiring additional disclosures about leasing arrangements. An entity can apply the new leases standard retrospectively to each prior reporting period presented or with the cumulative effect of initially applying the standard recognized at the date of initial application in retained earnings. We plan to use the latter approach.
This standard was effective January 1, 2019, and we adopted on that date.
We expect to record a right-of-use asset and lease liability for operating leases of approximately $575 million on our consolidated balance sheet as of January 1, 2019. Our accounting for capital leases will remain substantially unchanged. This standard will not have a material impact on our consolidated statement of operations.